Exhibit 10.17

Barry W. Florescue

c/o Renaissance Acquisition Corp.
50 E. Sample Road, Suite 400

Pompano Beach, Florida 33064

September 13, 2008

First Communications, Inc.

3340 West Market Street

Akron, Ohio 44333

Ladies and Gentlemen:

In connection with the Agreement and Plan of Merger, entered into as of the date hereof (the “Merger Agreement”), by and among Renaissance Acquisition Corp. (“Parent”),  FCI MERGER SUB I, INC., FCI MERGER SUB II, LLC, and First Communications, Inc., a Delaware corporation (the “Company”), I agree to comply with my obligations under the Stock Purchase Plan, dated January __, 2007 (the “Stock Purchase Plan”), by and among Parent, Ladenburg Thalmann & Co. Inc. and R.M. Stark & Co. and that the Company shall be a third-party beneficiary of the Stock Purchase Plan in respect of the transactions contemplated by the Merger Agreement.

Very truly yours,

/s/ Barry W. Florescue

BARRY W. FLORESCUE

AGREED TO AND ACCEPTED BY:

FIRST COMMUNICATIONS, INC.

By: /s/ Joseph R. Morris

Name: Joseph R. Morris

Title: Chief Operating Officer